Research, Development and Engineering	12 Months Ended
Dec. 31, 2018
Research, Development and Engineering
Research, Development and Engineering

NOTE P. RESEARCH, DEVELOPMENT AND ENGINEERING

RD&E expense was $5,379 million in 2018, $5,590 million in 2017 and $5,726 million in 2016. Amounts for 2017 and 2016 have been recast to reflect the adoption of the FASB guidance on presentation of net benefit cost.

The company incurred total expense of $5,027 million, $5,170 million and $5,394 million in 2018, 2017 and 2016, respectively, for scientific research and the application of scientific advances to the development of new and improved products and their uses, as well as services and their application. Within these amounts, software-related expense was $3,050 million, $3,145 million and $3,441 million in 2018, 2017 and 2016, respectively.

Expense for product-related engineering was $352 million, $420 million and $332 million in 2018, 2017 and 2016, respectively.